UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2004

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32085 (Commission File Number)	36-4392754 (IRS Employer Identification No.)

2401 Commerce Drive, Libertyville, Illinois 60048

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 680-3515

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Allscripts, LLC, a wholly-owned subsidiary of Allscripts Healthcare Solutions, Inc. (the “Company”) entered into an agreement with Sharp HealthCare on December 28, 2004 for the perpetual license of the Company’s TouchWorkstm electronic medical record software. The contract amount, including software and services (excluding hardware, support and maintenance services), of approximately $3,950,000, will be recognized over the implementation period on a percentage of completion basis.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:	/s/ William J. Davis
William J. Davis Chief Financial Officer

Date: December 30, 2004

2